                                                                   May 27, 2004

China Mineral Acquisition Corporation
c/o Loeb & Loeb, LLP
345 Park Avenue
New York, NY   10154

Broadband Capital Management LLC
805 Third Avenue
15th Floor
New York, New York 10022

     Re: Initial Public Offering

Gentlemen:

     The  undersigned  stockholder  and  director of China  Mineral  Acquisition
Corporation  ("CMAC"),  in  consideration  of Broadband  Capital  Management LLC
("Broadband")  entering  into  a  letter  of  intent  ("Letter  of  Intent")  to underwrite  an initial  public  offering of the  securities  of CMAC ("IPO") and embarking  on the IPO process,  hereby  agrees as follows  (certain  capitalized terms used  herein are defined in  paragraph  11  hereof):

     1. If CMAC solicits approval of its stockholders of a Business Combination, the  undersigned  will  vote all  Insider  Shares  owned by the  undersigned  in accordance with the majority of the votes cast by the holders of the IPO Shares.

     2. In the event that CMAC fails to consummate a Business Combination within
18  months  from the  effective  date  ("Effective  Date")  of the  registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus  relating to the IPO), the  undersigned  will take all reasonable actions within his power to cause CMAC to liquidate.  The undersigned waives any and all rights he may have to receive  any  distribution  of cash,  property  or other assets as a result of such liquidation with respect to his Insider Shares.
The  undersigned  agrees to indemnify and hold harmless CMAC against any and all loss,  liability,  claims,  damage and expense  whatsoever  (including,  but not limited  to,  any and  all  legal  or  other  expenses  reasonably  incurred  in investigating, preparing or defending against any litigation, whether pending or threatened,  or any claim  whatsoever) which CMAC may become subject as a result of any  claim  by any  vendor  or  other  person  who is owed  money by CMAC for services  rendered or products sold, or by any target business,  but only to the extent necessary to ensure that such loss,  liability,  claim, damage or expense does not  reduce  the  amount in the Trust  Fund (as  defined  in the  Letter of
Intent).

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

     3. In order to minimize  potential  conflicts  of interest  which may arise from multiple  affiliations,  the undersigned  agrees to present to CMAC for its consideration,  prior to  presentation  to any  other  person  or  company,  any suitable opportunity to acquire an operating business,  until the earlier of the consummation by CMAC of a Business Combination, the liquidation of CMAC or until such time as the  undersigned  ceases to be a director  of CMAC,  subject to any pre-existing  or currently  planned and disclosed  obligations  the  undersigned might  have.

     4. The  undersigned  acknowledges  and agrees that CMAC will not consummate any Business  Combination  which involves a company which is affiliated with any of the Insiders  unless CMAC obtains an opinion from an  independent  investment banking firm that the business combination is fair to CMAC's stockholders from a financial  perspective.

     5. The undersigned  will not be entitled to receive and will not accept any compensation  for  services  rendered to CMAC prior to the  consummation  of the
Business  Combination;  provided  that  the  undersigned  shall be  entitled  to reimbursement  from CMAC for his  out-of-pocket  expenses incurred in connection with seeking and  consummating a Business  Combination.

     6. The  undersigned  will not be  entitled to receive and will not accept a finder's fee or any other  compensation  from CMAC in the event the  undersigned originates a Business  Combination.

     7. The undersigned will escrow his Insider Shares for the three year period commencing  on the  Effective  Date  subject  to the  terms  of a  Stock  Escrow
Agreement which CMAC will enter into with the undersigned and Continental  Stock
Transfer & Trust  Company as escrow  agent.

     8. The undersigned agrees to be a director of CMAC until the earlier of the consummation  by CMAC of a Business  Combination or the liquidation of CMAC. The undersigned's  biographical  information  furnished  to CMAC and  Broadband  and attached  hereto as  Exhibit A is true and  accurate  in all  respects  and such information contains all of the information required to be disclosed pursuant to
Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's  Questionnaire  furnished  to CMAC and  Broadband  and  annexed as
Exhibit  B  hereto  is  true  and  accurate  in all  respects.  The  undersigned represents  and warrants  that

          (a) he is not subject to or a respondent  in any legal action for, any injunction,  cease-and-desist order or order or stipulation to desist or refrain from  any  act  or  practice  relating  to the  offering  of  securities  in any jurisdiction;

          (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

person,  or (iii)  pertaining  to any dealings in any  securities  and he is not currently a defendant in any such criminal proceeding; and

          (c) he has never been  suspended or expelled  from  membership  in any securities  or  commodities  exchange  or  association  or had a  securities  or commodities  license  or  registration  denied,  suspended  or  revoked.

     9.  The  undersigned  has full  right  and  power,  without  violating  any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as a director of CMAC.

     10. The  undersigned  authorizes any employer,  financial  institution,  or consumer  credit  reporting  agency  to  release  to  Broadband  and  its  legal representatives  or agents any information they may have about the undersigned's finances  ("Financial  Information").  Neither Broadband nor its agents shall be violating the  undersigned's  right of privacy in any manner in  requesting  and obtaining the Financial  Information  and the  undersigned  hereby releases them from liability for any damage whatsoever in that connection;  provided, however, that  Broadband  takes all  reasonable  steps to keep the Financial  Information confidential  using at least the same standard of care as it uses to protect its own confidential information of comparable sensitivity;  provided, further, that
Broadband  may provide the Financial  Information  to a third party if otherwise required by law or if the Financial  Information is relevant to any issue in any action,  suit or proceeding  to which  Broadband is a party or by which it is or may be bound.

     11. As used herein, (i) a "Business  Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by CMAC; (ii) "Insiders" shall mean all officers,  directors and stockholders of CMAC immediately  prior to the IPO;
and (iii) "Insider  Shares" shall mean all of the shares of Common Stock of CMAC owned by an Insider prior to the IPO.

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

     12. The  undersigned  hereby  agrees that any action,  proceeding  or claim against the undersigned  arising out of or relating in any way to this Agreement shall be  brought  and  enforced  in the  courts of the State of New York or the
United  States  District  Court  for the  Southern  District  of New  York,  and
irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.
The undersigned  hereby waives any objection to such exclusive  jurisdiction and that such courts represent an inconvenience forum.

                                     Cui Guisheng
                                     ------------
                                     Print Name  of Insider

                                     /s/ Cui Guisheng
                                     ------------------------
                                     Signature

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

ACCEPTED AND AGREED
(with respect to Section 10 only)

Broadband Capital Management LLC

By: /s/ Michael Rapp
   --------------------------
       Michael Rapp, Chairman